Exhibit 99.1

Contact:	Dennis Story	Beverly McDonald
	Chief Financial Officer	Senior Director, Corporate Marketing
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	770-955-7070	678-597-6528
	dstory@manh.com	bmcdonald@manh.com

Manhattan Associates Reports Record Fourth Quarter and Full Year 2013 Performance

ATLANTA – February 4, 2014 – Leading Supply Chain Commerce Solutions provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported, on a post stock split adjusted basis, record non-GAAP adjusted diluted earnings per share for the fourth quarter ended December 31, 2013 of $0.24 compared to $0.18 in Q4 2012, on license revenue of $17.3 million and total revenue of $107.6 million. GAAP diluted earnings per share for Q4 2013 was $0.22 compared to $0.16 in Q4 2012.

“We’re very pleased with our 2013 fourth quarter and full year financial performance and operating metrics. As important, we significantly strengthened the company and improved our market position,” said Eddie Capel, Manhattan Associates President and CEO. “In the new omni-channel world of Supply Chain Commerce, we continue to make substantial investments in our people, products and technology to deliver innovation that meets the demands of this emerging market and extends our leadership role. Despite continuing uncertainties in the global macro environment, we expect to continue to strive to enhance our market position and improve our financial results throughout 2014.”

FOURTH QUARTER 2013 FINANCIAL SUMMARY:

•	On December 19, 2013, our Board of Directors approved a four-for-one stock split of the Company’s Common Stock, effected in the form of a stock dividend. All references made to shares or per share amounts have been restated to reflect the effect of this four-for-one stock split for all periods presented.

•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.24 in Q4 2013, compared to $0.18 in Q4 2012.

•	GAAP diluted earnings per share was $0.22 in Q4 2013, compared to $0.16 in Q4 2012.

•	Consolidated total revenue was $107.6 million in Q4 2013, compared to $95.4 million in Q4 2012. License revenue was $17.3 million in Q4 2013, compared to $14.4 million in Q4 2012.

•	Adjusted operating income, a non-GAAP measure, was $26.7 million in Q4 2013, compared to $21.7 million in Q4 2012.

•	GAAP operating income was $24.7 million in Q4 2013, compared to $19.1 million in Q4 2012.

•	Cash flow from operations was $23.0 million in Q4 2013, compared to $23.9 million in Q4 2012. Days Sales Outstanding was 61 days at December 31, 2013, compared to 58 days at September 30, 2013.

•	Cash and investments at December 31, 2013 was $133.0 million, compared to $125.9 million at September 30, 2013 and $103.0 million at December 31, 2012.

•	During the three months ended December 31, 2013, the Company repurchased 536,816 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $15.3 million. In January 2014, the Board of Directors approved raising the Company’s share repurchase authority to an aggregate of $50.0 million of the Company’s outstanding common stock.

FULL YEAR 2013 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.92 for the twelve months ended December 31, 2013, compared to $0.71 for the twelve months ended December 31, 2012.

•	GAAP diluted earnings per share for the twelve months ended December 31, 2013 was $0.86, compared to $0.64 for the twelve months ended December 31, 2012.

•	Consolidated total revenue for the twelve months ended December 31, 2013 was $414.5 million, compared to $376.2 million for the twelve months ended December 31, 2012. License revenue was $62.4 million for the twelve months ended December 31, 2013, compared to $61.5 million for the twelve months ended December 31, 2012.

•	Adjusted operating income, a non-GAAP measure, was $108.6 million for the twelve months ended December 31, 2013, compared to $88.4 million for the twelve months ended December 31, 2012.

•	GAAP operating income was $101.3 million for the twelve months ended December 31, 2013, compared to $80.1 million for the twelve months ended December 31, 2012.

•	During the twelve months ended December 31, 2013, the Company repurchased 2,831,520 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $59.2 million.

SALES ACHIEVEMENTS:

•	Closing 5 contracts of $1.0 million or more in recognized license revenue during the fourth quarter of 2013, resulting in a total of 14 contracts of $1.0 million or more in recognized license revenue for the full year 2013.

•	Completing software license wins with new customers such as: Arcadia Group, Body Central Stores, Desigual, Elof Hansson Bygg-Gross, Kintetsu World Express South Africa, Orchestra-Premaman, National DCP, Scandinavskiy Dom, Santens Service, Woodcraft Supply, Zhejiang Geely Automobile, and Zohoor Alreef.

•	Expanding relationships with existing customers such as: AcuSport, Alidi, Assuramed, Belk, Cornerstone Brands, Devanlay SA (Lacoste), DOME, Dubois Chemical, eStore Logistics, Express Scripts, Heineken Enterprise, GENCO Holdings, Gopher Sport, HEB Grocery, HVHC, Integracolor, John Christner Trucking, Legacy Supply Chain Services, The Lehigh Group and Leslie-Locke, Monoprice, Movianto, MTD Products, Nestlé Nespresso, Northern Safety, O’Key, Performance Team Freight Systems, Phillips-Van Heusen, Servicios Empresariales Zimag, Simplehuman, Speed Commerce, Speed Global Services, Super Retail Group, Team Hardinger Transportation and Warehousing, True Religion Brand Jeans, Toys R Us, and Uhrenholt.

2014 GUIDANCE

Manhattan Associates provides the following revenue and diluted earnings per share guidance for the full year 2014:

	Guidance Range—2014 Full Year
($’ s in millions, except EPS)	$ Range		% Growth Range
Total revenue	$450	$455	9%	10%
Diluted earnings per share (EPS):
Adjusted EPS(1)—post stock split	$1.01	$1.03	10%	12%
GAAP EPS—post stock split	$0.94	$0.96	10%	12%

(1)	Adjusted EPS is a Non-GAAP measure which excludes the impact of equity-based compensation

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. Those statements, including the guidance provided above, are forward-looking. Actual results may differ materially, especially in the current uncertain economic environment. Those statements, including the guidance provided above, do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of the release.

Manhattan Associates will make its earnings release and published expectations available on its website (www.manh.com). Beginning the close of business on March 15, 2014, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2014 Guidance section as being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, speaking only as of or prior to the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until publication of Manhattan Associates’ next quarterly earnings release, currently scheduled for the third full week of April 2014.

CONFERENCE CALL

The Company’s conference call regarding its fourth quarter and twelve months ended December 31, 2013 financial results will be held today, February 4, 2014, at 4:30 p.m. Eastern Time. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates’ website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software.

For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.800.585.8367 in the U.S. and Canada, or +1.404.537.3406 outside the U.S., and entering the conference identification number 71205458 or via the web at www.manh.com. The phone replay will be available for two weeks after the call, and the Internet webcast will be available until Manhattan Associates’ first quarter 2014 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

The Company provides adjusted operating income, adjusted net income and adjusted diluted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with – or an alternative to – GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ ability to understand and compare the Company’s results and guidance, because the measures provide important supplemental information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results, and because the Company’s competitors and peers typically publish similar non-GAAP measures. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the quarter and year ended December 31, 2013.

The non-GAAP adjusted operating income, adjusted net income and adjusted diluted earnings per share exclude the impact of acquisition-related costs and the amortization thereof and equity-based compensation – all net of income tax effects. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES

Manhattan Associates brings companies closer to their customers. We design, build and deliver market-leading Supply Chain Commerce Solutions that drive top line growth by converging front-end sales with back-end supply chain execution and efficiency. Our software, platform technology and unmatched experience help our customers around the world adapt to the challenges of the omni-channel marketplace. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc. Forward-looking statements in this press release include the information set forth under “2014 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy; delays in product development; competitive pressures; software errors; and the additional risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

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MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
	(unaudited)	(unaudited)
Revenue:
Software license	$17,267	$14,398	$62,416	$61,494
Services	77,786	72,294	315,901	283,872
Hardware and other	12,546	8,667	36,201	30,882

Total revenue	107,599	95,359	414,518	376,248
Costs and expenses:
Cost of license	2,564	2,487	8,724	7,838
Cost of services	36,297	34,040	142,236	128,686
Cost of hardware and other	10,142	6,797	30,191	25,213
Research and development	11,135	10,951	44,549	44,704
Sales and marketing	11,374	10,805	44,559	45,622
General and administrative	9,952	9,668	37,147	38,474
Depreciation and amortization	1,468	1,497	5,825	5,638

Total costs and expenses	82,932	76,245	313,231	296,175

Operating income	24,667	19,114	101,287	80,073
Other income (loss), net	(118)	534	1,822	965

Income before income taxes	24,549	19,648	103,109	81,038
Income tax provision	7,703	7,178	35,813	29,185

Net income	$16,846	$12,470	$67,296	$51,853

Basic earnings per share	$0.22	$0.16	$0.88	$0.66
Diluted earnings per share	$0.22	$0.16	$0.86	$0.64
Weighted average number of shares:
Basic	76,032	77,636	76,664	78,640
Diluted	77,256	79,652	77,932	81,084

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Reconciliation of Selected GAAP to Non-GAAP Measures

(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Operating income	$24,667	$19,114	$101,287	$80,073
Equity-based compensation (b)	2,076	2,543	7,325	8,338
Purchase amortization (c)	1	1	6	6

Adjusted operating income (Non-GAAP)	$26,744	$21,658	$108,618	$88,417

Income tax provision	$7,703	$7,178	$35,813	$29,185
Equity-based compensation (b)	729	942	2,602	3,028
Purchase amortization (c)	—	—	2	2

Adjusted income tax provision (Non-GAAP)	$8,432	$8,120	$38,417	$32,215

Net income	$16,846	$12,470	$67,296	$51,853
Equity-based compensation (b)	1,347	1,601	4,723	5,310
Purchase amortization (c)	1	1	4	4

Adjusted net income (Non-GAAP)	$18,194	$14,072	$72,023	$57,167

Diluted EPS (a)	$0.22	$0.16	$0.86	$0.64
Equity-based compensation (a,b)	0.02	0.02	0.06	0.07
Purchase amortization (a,c)	—	—	—	—

Adjusted diluted EPS (Non-GAAP) (a)	$0.24	$0.18	$0.92	$0.71

Fully diluted shares	77,256	79,652	77,932	81,084

(a)	On December 19, 2013, our Board of Directors approved a four-for-one stock split of the Company’s Common Stock, effected in the form of a stock dividend. All references made to shares or per share amounts have been restated to reflect the effect of this four-for-one stock split for all periods presented.
(b)	To be consistent with other companies in the software industry, we began to report adjusted results excluding all equity-based compensation. The equity-based compensation is included in the following GAAP operating expense lines for the three and twelve months ended December 31, 2013 and 2012:

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Cost of services	$354	$334	1,235	$824
Research and development	274	424	1,110	1,558
Sales and marketing	364	553	975	2,220
General and administrative	1,084	1,232	4,005	3,736

Total equity-based compensation	$2,076	$2,543	7,325	$8,338

(c)	Adjustments represent purchased intangibles amortization from prior acquisitions. Such amortization is commonly excluded from GAAP net income by companies in our industry and we therefore exclude these amortization costs to provide more relevant and meaningful comparisons of our operating results to that of our competitors.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	December 31, 2013	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$124,375	$96,737
Short-term investments	8,581	6,310
Accounts receivable, net of allowance of $3,156 and $6,235 in 2013 and 2012, respectively	71,136	62,102
Deferred income taxes	7,300	7,787
Prepaid expenses and other current assets	7,346	8,571

Total current assets	218,738	181,507
Property and equipment, net	14,342	15,650
Goodwill, net	62,272	62,265
Deferred income taxes	427	732
Other assets	2,049	1,659

Total assets	$279,828	$261,813

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,555	$10,229
Accrued compensation and benefits	19,465	16,720
Accrued and other liabilities	12,225	12,233
Deferred revenue	53,812	47,935
Income taxes payable	7,131	4,024

Total current liabilities	104,188	91,141
Other non-current liabilities	12,054	9,163
Shareholders’ equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2013 and 2012	—	—
Common stock, $.01 par value; 100,000,000 shares authorized;76,374,180 and 78,483,868 shares issued and outstanding at December 31, 2013 and December 31, 2012, respectively	764	785
Retained earnings	188,604	165,427
Accumulated other comprehensive loss	(7,782)	(4,703)

Total shareholders’ equity	181,586	161,509

Total liabilities and shareholders’ equity	$297,828	$261,813

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2013	2012
Operating activities:
Net income	$67,296	$51,853
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,825	5,638
Equity-based compensation	7,325	8,338
Loss (gain) on disposal of equipment	31	(46)
Tax benefit of stock awards exercised/vested	6,980	9,901
Excess tax benefits from equity-based compensation	(6,637)	(7,531)
Deferred income taxes	3,165	5,388
Unrealized foreign currency loss	205	427
Changes in operating assets and liabilities:
Accounts receivable, net	(9,174)	(5,446)
Other assets	697	281
Accounts payable, accrued and other liabilities	3,164	(162)
Income taxes	4,500	8,831
Deferred revenue	6,010	(2,201)

Net cash provided by operating activities	89,387	75,271

Investing activities:
Purchase of property and equipment	(4,740)	(7,873)
Net (purchases) maturities of investments	(3,065)	864

Net cash used in investing activities	(7,805)	(7,009)

Financing activities:
Purchase of common stock	(64,199)	(103,155)
Proceeds from issuance of common stock from options exercised	5,754	32,082
Excess tax benefits from equity-based compensation	6,637	7,531

Net cash used in financing activities	(51,808)	(63,542)

Foreign currency impact on cash	(2,136)	(163)

Net change in cash and cash equivalents	27,638	4,557
Cash and cash equivalents at beginning of period	96,737	92,180

Cash and cash equivalents at end of period	$124,375	$96,737

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1. GAAP and Adjusted earnings per share:

On December 19, 2013, our Board of Directors approved a four-for-one stock split of the Company’s Common Stock, effected in the form of a stock dividend. All references made to shares or per share amounts have been restated to reflect the effect of this four-for-one stock split for all periods presented.

GAAP and Adjusted earnings per share (Post-Split) by quarter are as follows:

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
GAAP Diluted EPS	$0.14	$0.17	$0.17	$0.16	$0.64	$0.17	$0.22	$0.25	$0.22	$0.86
Adjustments to GAAP:
Equity-based compensation	0.01	0.02	0.02	0.02	0.07	0.02	0.02	0.01	0.02	0.06
Purchase amortization	—	—	—	—	—	—	—	—	—	—

Adjusted Diluted EPS	$0.15	$0.19	$0.19	$0.18	$0.71	$0.19	$0.24	$0.26	$0.24	$0.92
Fully Diluted Shares	82,548	81,404	80,520	79,652	81,084	78,740	78,036	77,552	77,256	77,932

GAAP and Adjusted earnings per share (Pre-Split) by quarter are as follows:

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
GAAP Diluted EPS	$0.55	$0.70	$0.69	$0.63	$2.56	$0.68	$0.89	$1.02	$0.87	$3.45

Adjusted Diluted EPS	$0.60	$0.76	$0.75	$0.71	$2.82	$0.74	$0.96	$1.05	$0.94	$3.70

Fully Diluted Shares	20,637	20,351	20,130	19,913	20,271	19,685	19,509	19,388	19,314	19,483

2. Revenues and operating income by reportable segment are as follows (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenue:
Americas	$73,195	$77,094	$79,657	$77,646	$307,592	$79,820	$83,600	$87,977	$86,947	$338,344
EMEA	12,407	12,334	10,589	11,808	47,138	11,431	11,964	12,686	14,333	50,414
APAC	5,879	4,139	5,595	5,905	21,518	5,350	6,952	7,139	6,319	25,760

	$91,481	$93,567	$95,841	$95,359	$376,248	$96,601	$102,516	$107,802	$107,599	$414,518

GAAP Operating Income:
Americas	$13,685	$18,130	$17,718	$15,984	$65,517	$16,964	$21,256	$25,613	$19,618	$83,451
EMEA	2,580	2,944	2,707	1,494	9,725	1,753	2,736	2,633	3,166	10,288
APAC	1,675	268	1,252	1,636	4,831	944	2,195	2,526	1,883	7,548

	$17,940	$21,342	$21,677	$19,114	$80,073	$19,661	$26,187	$30,772	$24,667	$101,287

Adjustments (pre-tax):
Americas:
Equity-based compensation	$1,660	$1,977	$2,158	$2,543	$8,338	$1,907	$2,133	$1,209	$2,076	$7,325
Purchase amortization	2	1	2	1	6	2	1	2	1	6

	$1,662	$1,978	$2,160	$2,544	$8,344	$1,909	$2,134	$1,211	$2,077	$7,331

Adjusted non-GAAP Operating Income:
Americas	$15,347	$20,108	$19,878	$18,528	$73,861	$18,873	$23,390	$26,824	$21,695	$90,782
EMEA	2,580	2,944	2,707	1,494	9,725	1,753	2,736	2,633	3,166	10,288
APAC	1,675	268	1,252	1,636	4,831	944	2,195	2,526	1,883	7,548

	$19,602	$23,320	$23,837	$21,658	$88,417	$21,570	$28,321	$31,983	$26,744	$108,618

3. Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Professional services	$46,621	$45,497	$47,082	$46,042	$185,242	$49,151	$52,492	$57,690	$51,490	210,823
Customer support and software enhancements	23,749	23,825	24,804	26,252	98,630	25,736	25,711	27,335	26,296	105,078

Total services revenue	$70,370	$69,322	$71,886	$72,294	$283,872	$74,887	$78,203	$85,025	$77,786	$315,901

4. Hardware and other revenue includes the following items (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Hardware revenue	$3,054	$5,740	$4,234	$5,242	$18,270	$4,175	$4,285	$3,904	$8,557	$20,921
Billed travel	2,470	3,160	3,557	3,425	12,612	3,294	3,892	4,105	3,989	15,280

Total hardware and other revenue	$5,524	$8,900	$7,791	$8,667	$30,882	$7,469	$8,177	$8,009	$12,546	$36,201

5. Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenue	$(136)	$(1,251)	$(958)	$(128)	$(2,473)	$(182)	$(150)	$(329)	$(63)	$(724)
Costs and expenses	(848)	(2,067)	(1,845)	(422)	(5,182)	(541)	(262)	(877)	(902)	(2,582)

Operating income	712	816	887	294	2,709	359	112	548	839	1,858
Foreign currency (losses) gains in other income	(370)	571	(564)	231	(132)	(179)	972	313	(445)	661

	$342	$1,387	$323	$525	$2,577	$180	$1,084	$861	$394	$2,519

Manhattan Associates has a large research and development center in Bangalore, India. The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Operating income	$704	$1,193	$1,161	348	$3,406	$440	$173	$733	$900	$2,246
Foreign currency (losses) gains in other income	(144)	724	(500)	282	362	4	931	204	3	1,142

Total impact of changes in the Indian Rupee	$560	$1,917	$661	$630	$3,768	$444	$1,104	$937	$903	$3,388

6. Other (loss) income includes the following components (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Interest income	$264	$228	$278	$292	$1,062	$326	$271	$263	$307	$1,167
Foreign currency (losses) gains	(370)	571	(564)	231	(132)	(179)	972	313	(445)	661
Other non-operating (expense) income	(18)	3	39	11	35	4	—	(30)	20	(6)

Total other (loss) income	$(124)	$802	$(247)	$534	$965	$151	$1,243	$546	$(118)	$1,822

7. Total equity-based compensation is as follows (in thousands except per share amounts):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Stock options	$120	$140	$138	$223	$621	$148	$11	$11	$20	$190
Restricted stock	1,540	1,837	2,020	2,320	7,717	1,759	2,122	1,198	2,056	7,135

Total equity-based compensation	1,660	1,977	2,158	2,543	8,338	1,907	2,133	1,209	2,076	7,325
Income tax provision	598	711	777	942	3,028	671	751	451	729	2,602

Net income	$1,062	$1,266	$1,381	$1,601	$5,310	$1,236	$1,382	$758	$1,347	$4,723

Diluted earnings per share	$0.01	$0.02	$0.02	$0.02	$0.07	$0.02	$0.02	$0.01	$0.02	$0.06
Diluted earnings per share—stock options	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Diluted earnings per share—restricted stock	$0.01	$0.01	$0.02	$0.02	$0.06	$0.01	$0.02	$0.01	$0.02	$0.06

8. Capital expenditures are as follows (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Capital expenditures	$1,796	$1,454	$1,086	$3,537	$7,873	$598	$1,035	$1,568	$1,539	$4,740

9. Stock Repurchase Activity (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Shares purchased under publicly-announced buy-back program	2,611	1,386	1,676	2,106	7,779	903	785	607	537	2,832
Shares withheld for taxes due upon vesting of restricted stock	264	11	19	18	312	281	1	13	5	300

Total shares purchased	2,875	2,443	1,695	2,124	8,091	1,184	786	620	542	3,132
Total cash paid for shares purchased under publicly-announced buy-back program	$30,647	$16,616	$21,202	$31,223	$99,688	$15,929	$14,409	$13,533	$15,332	$59,203
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	2,840	132	230	265	3,467	4,545	19	280	152	4,996

Total cash paid for shares repurchased	$33,487	$16,748	$21,432	$31,488	$103,155	$20,474	$14,428	$13,813	$15,484	$64,199